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                                                                    EXHIBIT 10.5
                                                                    ------------

                               CONSENT AGREEMENT
                               -----------------


        CONSENT AGREEMENT (this "Agreement"), dated as of September 14, 1995, among AUTOTOTE CORPORATION ("Holdings"), AUTOTOTE SYSTEMS, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreements referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of October 31, 1991, and amended and restated as of October 30, 1992, and amended and restated as of June 4, 1993, and further amended and restated as of April 28, 1994 (as further amended, modified or supplemental through the date hereof, the "Credit Agreement"):

        WHEREAS, Holdings and the Borrower, the Banks and the Agent are parties to a Consent Agreement and Sixth Amendment, dated as of August 30, 1995 (the "Sixth Amendment"), in the Credit Agreement:

        WHEREAS, Holdings and the Borrower have requested that the Banks extend the September 14, 1995 date referred to in Section I(2) of the Sixth Amendment until October 5, 1995; and

        WHEREAS, subject to and on the terms and conditions set forth herein, the Banks are willing to grant such approval.


        NOW THEREFORE, it is agreed:

        1. The Banks hereby agree that the September 14, 1995 date referred to in Section I(2) of the Sixth Amendment is hereby extended until October 5, 1995.

        2. The Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts of this Agreement shall be lodged

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with Holdings, the Borrower and the Agent.

        3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        4. This Agreement shall become effective on the date (the "Agreement Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

        5. This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or the Security Agreement.

                                     * * *

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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                             AUTOTOTE CORPORATION


                             By: /s/ Martin E. Schloss
                                ------------------------------
                                Title: Vice President


                             AUTOTOTE SYSTEMS, INC.


                             By: /s/ Martin E. Schloss
                                ------------------------------
                                Title: Vice President


                             BANKERS TRUST COMPANY,
                             Individually and as Agent


                             By: /s/ Christopher Kinslow
                                ------------------------------
                                Title: Vice President


                             BANK OF IRELAND,
                             GRAND CAYMAN BRANCH


                             By: /s/ David Aylward
                                ------------------------------
                                Title:


                             BANK POLSKA KASA OPIEKI, S.A.
                             Individually and as Agent


                             By: /s/ William A. Shea
                                ------------------------------
                                Title: Vice President
                                       Senior Lending Officer

                                      -3-
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                             BHF-BANK AG


                             By: /s/ Evon Contos
                                ------------------------------
                                Title: Vice President


                             By: /s/ Paul Travers
                                ------------------------------
                                Title: Vice President

                             CREDITANSTALT CORPORATE
                             FINANCE, INC.


                             By:
                                ------------------------------
                                Title:


                             By:
                                ------------------------------
                                Title:


                             DELAWARE TRUST COMPANY


                             By:
                                ------------------------------
                                Title:


                             EUROPEAN AMERICAN BANK


                             By: /s/ Dennis Nochowitz
                                ------------------------------
                                Title: Assistant Vice President

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                             FLEET BANK OF MASSACHUSETTS, N.A.

                             By: /s/ Michael Palmer
                                ------------------------------
                                Title: Vice President


                             GIROCREDIT BANK AG DER SPARKASSEN,
                             GRAND CAYMAN ISLAND BRANCH

                             By: /s/ Richard R. Stone
                                ------------------------------
                                Title: First Vice President

                                /s/ Patricia Hogan
                                ------------------------------
                                Title: Vice President

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